Exhibit 99.1

Financial News Release

Advanced Energy Reports First Quarter 2023 Results

●	Revenue was $425 million, up 7% year-over-year and above the mid-point of guidance
●	Industrial & Medical revenue was a quarterly record and grew 48% from last year
●	GAAP EPS from continuing operations was $0.84
●	Non-GAAP EPS was $1.24, above the mid-point of guidance

DENVER, Colo., May 3, 2023 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), a global leader in highly engineered, precision power conversion, measurement, and control solutions, today announced financial results for the first quarter ended March 31, 2023.

“Our first quarter results demonstrate the benefits of our diversification strategy, as record revenue in the Industrial and Medical market drove total revenue growth of seven percent year-over-year,” said Steve Kelley, president and CEO of Advanced Energy. “Our operational performance and new product execution are driving high levels of customer engagement, which we believe will translate into a record number of design wins in 2023.”

First Quarter Results

Sales were $425.0 million in the first quarter of 2023, compared with $490.7 million in the fourth quarter of 2022 and $397.5 million in the first quarter of 2022.

GAAP net income from continuing operations was $31.8 million or $0.84 per diluted share in the quarter, compared with $45.3 million or $1.20 per diluted share in the prior quarter, and $36.9 million or $0.98 per diluted share a year ago.

Non-GAAP net income was $47.0 million or $1.24 per diluted share in the first quarter of 2023. This compares with $64.2 million or $1.70 per diluted share in the fourth quarter of 2022, and $46.7 million or $1.24 per diluted share in the first quarter of 2022.

Advanced Energy generated $31.9 million of cash flow from continuing operations during the quarter and paid $3.8 million in a quarterly dividend.

Second Quarter 2023 Guidance

Based on the Company’s current view, beliefs, and assumptions, guidance is within the following ranges:

Q2 2023
Revenue	$410 million +/- $20 million
GAAP EPS from continuing operations	$0.62 +/- $0.25
Non-GAAP EPS	$1.00 +/- $0.25

Conference Call

Management will host a conference call today, May 3, 2023, at 4:30 p.m. Eastern Time to discuss the first quarter financial results. To participate in the live earnings conference call, please dial 877-407-0890 approximately ten minutes prior to the start of the meeting and an operator will connect you. International participants can dial +1-201-389-0918. A webcast will also be available on our investor web page at ir.advancedenergy.com in the Events & Presentations section. The archived webcast will be available approximately two hours following the end of the live event.

About Advanced Energy

Advanced Energy Industries, Inc. (Nasdaq: AEIS) is a global leader in the design and manufacture of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. Advanced Energy’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial production, medical and life sciences, data center computing, networking, and telecommunications. With engineering know-how and responsive service and support for customers around the globe, the company builds collaborative partnerships to meet technology advances, propels growth of its customers and innovates the future of power. Advanced Energy has devoted four decades to perfecting power. It is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance. Trust.

For more information, contact:

Andrew Huang

Advanced Energy Industries, Inc.

970-407-6555

ir@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges, non-economic foreign currency remeasurements, and other cash charges which are not part of our usual operations. We use these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends, and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, we believe that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. To gain a complete picture of all effects on our financial results from any and all events, management does (and investors should) rely upon the GAAP measures as well, as the items excluded from non-GAAP measures may contribute to not accurately reflecting the underlying performance of the company’s continuing operations for the period in which they are incurred. Furthermore, the use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

Forward-Looking Statements

This release and statements we make on the above announced conference call contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this report that are not historical information are forward-looking statements. For example, statements relating to our beliefs, expectations and plans are forward-looking statements, as are statements that certain actions, conditions, or circumstances will continue. The inclusion of words such as "anticipate," "expect," "estimate," "can," "may," "might," "continue," "enables," "plan," "intend," "should," "could," "would," "likely," "potential," or "believe," as well as statements that events or circumstances "will" occur or continue, indicate forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) supply chain disruptions and component shortages that may impact our ability to timely manufacture products and deliver to customers; (b) the effects of global macroeconomic conditions upon demand for our products and services, including supply chain cost increases, inflationary pressures, economic downturns, and volatility and cyclicality of the industries we serve; (c) the impact of political and geographical risks, including trade and export regulations, other effects of international disputes, war, terrorism, or geopolitical tensions; (d) managing backlog orders; (e) our ability to develop new products expeditiously and be successful in the design win process; (f) delays in capital spending by end-users in our served markets; (g) the risks and uncertainties related to the integration of acquired companies including SL Power Electronics; (h) the continuing spread of COVID-19 and its potential adverse impact on our operations; (i) our ability to avoid additional costs and lawsuits after the solar inverter wind-down; (j) the accuracy of our assumptions on which our financial statement projections are based; (k) the timing of orders received from customers; (l) our ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (m) unanticipated changes to management’s estimates, reserves or allowances; and (n) changes and adjustments to the tax expense and benefits related to the U.S. tax law changes, any of which could negatively impact our customers’ and our presence, operations, and financial results. These and other risks are described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advancedenergy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to us on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. We assume no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended
	March 31,		December 31,
	2023	2022	2022
Sales, net	$425,040	$397,459	$490,740
Cost of sales	269,929	253,143	312,926
Gross profit	155,111	144,316	177,814
Gross margin %	36.5%	36.3%	36.2%

Operating expenses:
Research and development	51,610	43,614	49,637
Selling, general, and administrative	55,358	49,318	57,407
Amortization of intangible assets	7,062	5,509	7,033
Restructuring	1,043	1,218	5,636
Total operating expenses	115,073	99,659	119,713
Operating income	40,038	44,657	58,101

Other expense, net	(550)	(842)	(2,701)
Income from continuing operations, before income taxes	39,488	43,815	55,400
Provision for income taxes	7,736	6,953	10,055
Income from continuing operations	31,752	36,862	45,345
Loss from discontinued operations, net of income taxes	(831)	(98)	(1,600)
Net income	30,921	36,764	43,745
Loss from continuing operations attributable to noncontrolling interest	—	(14)	—
Net income attributable to Advanced Energy Industries, Inc.	$30,921	$36,778	$43,745

Basic weighted-average common shares outstanding	37,475	37,549	37,405
Diluted weighted-average common shares outstanding	37,757	37,770	37,683

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$0.85	$0.98	$1.21
Diluted earnings per share	$0.84	$0.98	$1.20

Discontinued operations:
Basic loss per share	$(0.02)	$—	$(0.04)
Diluted loss per share	$(0.02)	$—	$(0.04)

Net income:
Basic earnings per share	$0.83	$0.98	$1.17
Diluted earnings per share	$0.82	$0.97	$1.16

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	March 31,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$461,665	$458,818
Accounts and other receivables, net	291,629	300,683
Inventories	401,530	376,012
Other current assets	55,486	53,001
Total current assets	1,210,310	1,188,514

Property and equipment, net	152,762	148,462
Operating lease right-of-use assets	95,861	100,177
Other assets	84,613	84,056
Goodwill and intangible assets, net	465,155	470,959
Total assets	$2,008,701	$1,992,168

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$185,835	$170,467
Other accrued expenses	162,176	185,805
Current portion of long-term debt	20,000	20,000
Current portion of operating lease liabilities	16,249	16,771
Total current liabilities	384,260	393,043

Long-term debt	348,389	353,262
Other long-term liabilities	180,139	179,596
Long-term liabilities	528,528	532,858

Total liabilities	912,788	925,901

Total stockholders' equity	1,095,913	1,066,267
Total liabilities and stockholders’ equity	$2,008,701	$1,992,168

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

(in thousands)

	Three Months Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$30,921	$36,764
Less: loss from discontinued operations, net of income taxes	(831)	(98)
Income from continuing operations, net of income taxes	31,752	36,862

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	16,523	13,888
Stock-based compensation expense	6,801	3,928
Provision for deferred income taxes	(617)	(1,060)
Loss on disposal and sale of assets	115	276
Changes in operating assets and liabilities, net of assets acquired	(22,694)	(43,981)
Net cash from operating activities from continuing operations	31,880	9,913
Net cash from operating activities from discontinued operations	(2,069)	(92)
Net cash from operating activities	29,811	9,821

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(16,210)	(13,075)
Acquisitions, net of cash acquired	—	(600)
Net cash from investing activities	(16,210)	(13,675)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term borrowings	(5,000)	(5,000)
Dividend payments	(3,814)	(3,789)
Purchase and retirement of common stock	—	(6,594)
Net payments related to stock-based awards	(1,991)	(2,430)
Net cash from financing activities	(10,805)	(17,813)

EFFECT OF CURRENCY TRANSLATION ON CASH	51	(1,469)

NET CHANGE IN CASH AND CASH EQUIVALENTS	2,847	(23,136)
CASH AND CASH EQUIVALENTS, beginning of period	458,818	544,372
CASH AND CASH EQUIVALENTS, end of period	$461,665	$521,236

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Sales by Market	Three Months Ended
	March 31,		December 31,
	2023	2022	2022
Semiconductor Equipment	$194,209	$202,957	$232,455
Industrial and Medical	123,020	82,898	119,327
Data Center Computing	59,659	76,238	94,525
Telecom and Networking	48,152	35,366	44,433
Total	$425,040	$397,459	$490,740

Net Sales by Geographic Region	Three Months Ended
	March 31,		December 31,
	2023	2022	2022
North America	$180,942	$182,721	$230,461
Asia	179,183	162,047	197,368
Europe	62,566	46,665	61,146
Other	2,349	6,026	1,765
Total	$425,040	$397,459	$490,740

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended
	March 31,		December 31,
	2023	2022	2022
Gross profit from continuing operations, as reported	$155,111	$144,316	$177,814
Adjustments to gross profit:
Stock-based compensation	383	231	391
Facility expansion, relocation costs and other	957	1,284	1,162
Acquisition-related costs	53	(502)	73
Non-GAAP gross profit	156,504	145,329	179,440
Non-GAAP gross margin	36.8%	36.6%	36.6%

Operating expenses from continuing operations, as reported	115,073	99,659	119,713
Adjustments:
Amortization of intangible assets	(7,062)	(5,509)	(7,033)
Stock-based compensation	(6,418)	(3,697)	(4,450)
Acquisition-related costs	(878)	(1,668)	(1,660)
Restructuring	(1,043)	(1,218)	(5,636)
Non-GAAP operating expenses	99,672	87,567	100,934
Non-GAAP operating income	$56,832	$57,762	$78,506
Non-GAAP operating margin	13.4%	14.5%	16.0%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended
	March 31,		December 31,
	2023	2022	2022
Income from continuing operations, less non-controlling interest, net of income taxes	$31,752	$36,876	$45,345
Adjustments:
Amortization of intangible assets	7,062	5,509	7,033
Acquisition-related costs	931	1,166	1,733
Facility expansion, relocation costs, and other	957	1,284	1,162
Restructuring	1,043	1,218	5,636
Unrealized foreign currency gain	1,053	(1,285)	5,378
Acquisition-related costs and other included in other expense, net	—	—	(3,817)
Tax effect of non-GAAP adjustments	(1,121)	(1,069)	(2,042)
Non-GAAP income, net of income taxes, excluding stock-based compensation	41,677	43,699	60,428
Stock-based compensation, net of taxes	5,304	3,025	3,776
Non-GAAP income, net of income taxes	$46,981	$46,724	$64,204

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

Reconciliation of non-GAAP measure - per share earnings excluding certain items	Three Months Ended
	March 31,		December 31,
	2023	2022	2022
Diluted earnings per share from continuing operations, as reported	$0.84	$0.98	$1.20
Add back:
Per share impact of non-GAAP adjustments, net of tax	0.40	0.26	0.50
Non-GAAP earnings per share	$1.24	$1.24	$1.70

Reconciliation of Q2 2023 Guidance
	Low End	High End

Revenue	$390 million	$430 million

Reconciliation of non-GAAP earnings per share
GAAP earnings per share	$0.37	$0.87
Stock-based compensation	0.17	0.17
Amortization of intangible assets	0.19	0.19
Restructuring and other	0.09	0.09
Tax effects of excluded items	(0.07)	(0.07)
Non-GAAP earnings per share	$0.75	$1.25